SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a)
     of the
     Securities Exchange Act of 1934
     (Amendment No.     )



Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14(a)-11(c) or
    Section 240.14a-12


            TENNEY ENGINEERING, INC.
       (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act
    Rule 14a-6(i)(4) and 0-11.
[ ] Fee computed on table below per exchange Act Rules
14a-6(i)(4)and 0-11.

          1) Title of each class of securities to which transaction applies:



          2) Aggregate number of securities to which transaction applies:



          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
            0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


          4)  Proposed maximum aggregate value of transaction:


          5)  Total fee paid:



[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:



          2)  Form, Schedule or Registration Statement No.:



          3)  Filing Party:



          4)  Date Filed:






     TENNEY ENGINEERING, INC.


     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     May 22, 1998


     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders of Tenney Engineering, Inc., a New Jersey corporation (the "Company") will be held at the offices of the Company, 1090 Springfield Road, Union, New Jersey 07083 on Friday, May 22, 1998, at 9:15 a.m., local time, to consider and act upon the following matters:

          1. To elect one (1) Director of the Company to serve until the third succeeding annual meeting after his election and until his respective successor is duly elected and qualified.

          2. To transact such other business as may properly come before the meeting and any and all adjournments thereof.

     The Board of Directors has fixed the close of business on March 27, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

     You are cordially invited to attend the meeting in person.
Whether or not you plan to attend the meeting, you are urged to complete, date and sign the enclosed proxy and mail it promptly in the return envelope provided for this purpose.

                              By order of the Board of Directors

                                      SAUL S. SCHIFFMAN
                                      Secretary



March 31, 1998

1090 Springfield Road
Union, New Jersey 07083

ALL SHAREHOLDERS ENTITLED TO VOTE AT THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY TO TENNEY ENGINEERING, INC., 1090 SPRINGFIELD ROAD, UNION, NEW JERSEY 07083. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.


     TENNEY ENGINEERING, INC.

     1090 Springfield Road
     Union, New Jersey 07083
     Tel. No. (908) 686-7870



     PROXY STATEMENT

     Annual Meeting of Shareholders

     May 22, 1998




     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tenney Engineering, Inc., a New Jersey corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at the offices of the Company, 1090 Springfield Road, Union, New Jersey 07083, on Friday, May 22, 1998, at 9:15 a.m., local time. The approximate date on which the form of proxy and this proxy statement are first being mailed to shareholders is April 15, 1998.

     You are requested to complete, sign and date the accompanying proxy and return it promptly to the Company in the enclosed envelope. The enclosed proxy may be revoked at any time before it is exercised, by written notice to the Company bearing a later date than the proxy, provided said notice is received by the Company prior to the start of the meeting.

     Furthermore, any shareholder attending the meeting may vote in person whether or not they had previously submitted a proxy. Where instructions are indicated, proxies will be voted in accordance therewith. Where no instructions are indicated, proxies will be voted FOR the nominee for Director set forth below, and with regard to all other matters as recommended by the Board of Directors or, if no such recommendation is given, in the discretion of the proxy holders. Directors will be elected by a plurality of the votes of the shares present in person or represented by a proxy at the annual meeting and entitled to vote on the election of directors.

     The Board of Directors has fixed the close of business on March 27, 1998, as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting. The presence of the holders of shares entitled to cast a majority of the votes at the meeting shall constitute a quorum.
The Company has outstanding on March 27, 1998, and entitled to vote with respect to all matters to be acted upon at the meeting, 3,714,842 shares of Series A common stock, $.01 par value, each of which is entitled to ten(10) votes, and 3,714,842 shares of Series B common stock, $.01 par value, each of which is entitled to one(1) vote on all matters to come before the meeting.

     The cost of preparing, assembling and mailing this proxy statement, the notice of meeting and the enclosed proxy is to be borne by the Company.

     In addition to the solicitation of proxies by use of the mails, the Company may utilize the service of some of the officers and regular employees of the Company (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally and by telephone and telegraph. The Company may request banks, brokers, and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies.

     PRINCIPAL SHAREHOLDERS

     As of February 27, 1998, the following have advised the Company that they are beneficial owners of more than five (5) percent of the outstanding shares of the Company's Series A and Series B Common Stock:

Name and Address of      Amount Beneficially Owned        Percentage
Beneficial Owner          of Each Series as of             by Series
                          February 27, 1998                of Common
Robert S. Schiffman        Series A  541,309(1)              13.9%
1090 Springfield Road      Series B  541,309(1)              13.9%
Union, New Jersey 07083


(1) Includes options to purchase 180,000 shares of Series A and 180,000 shares of Series B common stock which Mr. Schiffman may purchase under the 1995 Incentive Stock Option Plan.


                         PROPOSAL 1

                    ELECTION OF DIRECTORS


     The Company's Certificate of Incorporation classifies the Board of Directors into three classes, each of which is elected for a three-year term. One director is to be elected at the annual meeting, to serve until the 2001 Annual Meeting of the Shareholders and until his successor is elected and qualified. The Board has nominated Saul S. Schiffman, a director whose term is expiring, for re-election to the Company's Board of Directors at the 1998 Annual Meeting, for a term of three years, to expire at the annual meeting in 2001 and until his successor is elected and qualified. The term of the other three directors will continue as indicated below. Mr. Schiffman was elected to his present term as Director by shareholders in May 1995.

     If such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such persons, if any, as shall be designated by the Board of Directors to replace such nominee.

     A description of the nominee and incumbent directors is provided below:


                         Position with the Company     Year First
                          or Principal Occupation       Elected
Nominee and Age           During the Past Five Years    Director


Saul S. Schiffman         Vice Chairman of the Board       1945
84 (1)(2)                 and since July 8, 1994
                          Secretary


Director Not Standing for Election Whose Term Expires in 1999:

David C. Schiffman        Associate Professor of           1981
58 (2) (3)                Psychology, State University
                          of New York at New Paltz


Directors Not Standing for Election Whose Terms Expire in 2000:

Robert S. Schiffman       Chairman of the Board,           1975
54 (1) (2)                President and Chief Executive
                          Officer of the Company

David A. Schuh            Self-Employed Real Estate and    1993
58 (3)                    Insurance Broker



(1) Member of Executive Committee.
(2) Saul S. Schiffman is the father of Robert S. Schiffman and
    David C. Schiffman.
(3) Member of Stock Option Committee.


     The Company has no standing audit, nominating or compensation committee or committees performing similar functions.

     The Board of Directors held 4 meetings, the Executive
Committee held 4 meetings, and the Stock Option Committee held 1 meeting in 1997. No Director attended fewer than 75% of the Board, and Committee, meetings, of which he was a member, held during 1997.

Security Ownership of Management

     The following table sets forth the information as of February 27, 1998, regarding the beneficial ownership of Series A and Series B common stock by each Director, Nominee for Director and the Chief Executive Officer of the Company and by all Directors and Executive Officers as a group.

                             Amount                Percentage
Name                      Beneficially Owned        of Class

Robert S. Schiffman (1)       Series A 541,309         13.8%
                              Series B 541,309         13.8%
David A. Schuh                 None                 N/A
Saul S. Schiffman             Series A 107,675          2.7%
                              Series B 107,675          2.7%
David C. Schiffman            Series A 179,707          4.6%
                              Series B 179,707          4.6%
All Directors and Officers
 as a group (2)               Series A 879,941          22.4%
                              Series B 879,941          22.4%


(1) Includes options to purchase 180,000 shares of Series A Common Stock, and 180,000 shares of Series B Common Stock which Mr.
Schiffman may purchase under the 1995 Incentive Stock Option Plan.

(2) Includes options to purchase 217,000 shares of Series A Common Stock and 217,000 shares of Series B Common Stock which all
Officers and Directors may purchase under the 1995 Incentive Stock
Option Plan.



     EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table summarizes the annual and long-term compensation of the Company's Chief Executive Officer for fiscal
1997, 1996 and 1995. No other executive officer or employee of the Company received salary and bonus in 1997 in excess of $100,000.

<caption
                                                                 Long Term
                                             Annual           Compensation
                                            Compensation          Awards

Name and                                         All Other            Options
Principal Position      Year        Salary     Compensation(1)     (# of units)(5)
Robert S. Schiffman      1997      $ 212,501       3,751               50,000
(2)
Chairman of the          1996        205,000       8,508               65,000 (3)
Board, President         1995        215,000       8,243               65,000
(4)
and CEO

(1) Inclusive of Company-paid life insurance in the amount of $400,000 for Robert S. Schiffman and dollar value of personal use of Company-provided automobile.

(2) Option granted pursuant to the Company's 1995 Incentive Stock
    Option Plan exercisable at $.704688 per unit, between July 28, 1997 and January 27, 2000.

(3) Option granted pursuant to the Company's 1995 Incentive Stock
    Option Plan exercisable at $.945312 per unit, between February 16, 1997 and August 14, 1999.

(4) Option granted pursuant to the Company's 1995 Incentive
    Stock Option Plan exercisable at $.257812 per unit, between December 2, 1995 and May 31, 1998.

(5) Each unit consists of the right to buy one share of Series A
    Common Stock and one share of Series B Common Stock.


Compensation of Directors

     During 1997 each Director who was not an employee of the Company earned an annual fee at the rate of $4,800 ($400 per month).

     AUDITORS

     Zeller Weiss & Kahn have audited the financial statements of the Company since 1993 and have been selected by the Board of Directors to audit the Company's financial statements for the year 1998.


     SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Shareholders may present proposals which are proper subjects for consideration at the 1999 Annual Meeting of shareholders of the Company for inclusion in its proxy material relating to that meeting. These proposals should be submitted in writing and otherwise in the manner specified by Securities and Exchange Commission rules to Tenney Engineering, Inc., 1090 Springfield Road, Union, New Jersey 07083, Attention: Secretary. They must be received by January 31, 1999, in order to be included in the proxy materials for the 1999 Annual Meeting.

     GENERAL INFORMATION AND OTHER MATTERS

      Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote the proxy in accordance with their judgment on such matters.


                              By order of the Board of Directors


                                    SAUL S. SCHIFFMAN
                                        Secretary


March 31, 1998

1090 Springfield Road
Union, New Jersey 07083


     TENNEY ENGINEERING, INC.
     PROXY
SERIES A COMMON STOCK
     Proxy Solicited by Board of Directors for Annual Meeting of
                          Shareholders

     The undersigned hereby appoints SAUL S. SCHIFFMAN and ROBERT
S. SCHIFFMAN, and each of them, proxies and attorneys, with full power of substitution at the Annual Meeting of Shareholders of TENNEY ENGINEERING, INC. (the "Company") to be held at the offices of the Company, 1090 Springfield Road, Union, New Jersey 07083, at 9:15 a.m. on Friday, May 22, 1998, and any adjournment, with authority to vote all the Series A Common Stock of said Company which the undersigned is entitled to vote as follows:

     1. ELECTION OF 1 DIRECTOR to serve until the third annual meeting after his election:

          [ ] FOR the nominee listed below (except as marked to the contrary below),

          [ ] WITHHOLD AUTHORITY to vote for the nominee listed below.

               Saul S. Schiffman

(Instructions: To withhold authority to vote for the nominee, write the nominee's name in the space provided below.)


     2. In their discretion, on such other business as may properly come before the meeting or any adjournment.

     PLEASE SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE

     Every properly signed proxy will be voted by the proxies in accordance with the specifications made thereon. If no specification is made, it is the intention of the proxies to vote this proxy FOR the election of Director.

     Receipt is acknowledged of the Notice of Annual Meeting and Proxy Statement of the Company dated March 31, 1998.

                         Dated:                  , 1998




                                Signature(s) of Shareholder(s)

                               Note:  Executors, administrators,
                                      trustees, and others signing in
                                      a representative capacity
                                      should indicate the capacity in
                                      which they sign.  If shares are
                                      held jointly, EACH holder
                                      should sign.

     PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.



     TENNEY ENGINEERING, INC.
     PROXY
SERIES B COMMON STOCK
     Proxy Solicited by Board of Directors for Annual Meeting of
                          Shareholders

     The undersigned hereby appoints SAUL S. SCHIFFMAN and ROBERT
S. SCHIFFMAN, and each of them, proxies and attorneys, with full power of substitution at the Annual Meeting of Shareholders of TENNEY ENGINEERING, INC. (the "Company") to be held at the offices of the Company, 1090 Springfield Road, Union, New Jersey 07083, at 9:15 a.m. on Friday, May 22, 1998, and any adjournment, with authority to vote all the Series B Common Stock of said Company which the undersigned is entitled to vote as follows:

     1. ELECTION OF 1 DIRECTOR to serve until the third annual meeting after his election:

          [ ] FOR the nominee listed below (except as marked to the contrary below),

          [ ] WITHHOLD AUTHORITY to vote for the nominee listed below.

               Saul S. Schiffman

(Instructions: To withhold authority to vote for the nominee write the nominee's name in the space provided below.)

     2. In their discretion, on such other business as may properly come before the meeting or any adjournment.


     PLEASE SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE

     Every properly signed proxy will be voted by the proxies in accordance with the specifications made thereon. If no specification is made, it is the intention of the proxies to vote this proxy FOR the election of Director.

     Receipt is acknowledged of the Notice of Annual Meeting and Proxy Statement of the Company dated March 31, 1998.

                         Dated:                  , 1998




                                Signature(s) of Shareholder(s)
                                Note:  Executors, administrators,
                                       trustees, and others signing
                                       in a representative capacity
                                       should indicate the capacity in
                                       which they sign.  If shares are
                                       held jointly, EACH holder
                                       should sign.

     PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.




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